EXECUTION COPY


            FIFTEENTH AMENDMENT TO CREDIT AGREEMENT

           -----------------------------------------

         THIS FIFTEENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 23, 1999, is by and between
 ---------
KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation (the "Company"), KAISER ALUMINUM CORPORATION, a Delaware
      -------
corporation (the "Parent Guarantor"), the various financial
                  ----------------
institutions that are or may from time to time become parties to the Credit Agreement referred to below (collectively, the "Lenders" and, individually, a "Lender"), and BANKAMERICA
 -------                        -------
BUSINESS CREDIT, INC., a Delaware corporation, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent") for the Lenders. Capitalized terms used,
               -----
but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

                       W I T N E S S E T H:

         WHEREAS, the Company, the Parent Guarantor, the Lenders and the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgement, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit Agreement and Acknowledgment, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement and Assignment, dated as of June 25, 1997, the Eleventh Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, the Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, and the Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998 (the "Credit
                                               ------

Agreement"); and
----------
         WHEREAS, the parties hereto have agreed to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, the parties hereto agree as follows:

Section 1.     Amendments to Credit Agreement.
               -------------------------------

1.1  Amendments to Article I:  Definitions.
     --------------------------------------

         Section 1.1 of the Credit Agreement is hereby amended
          -----------
by adding the following definitions in the appropriate alphabetical order:

         "'KLHP' means Kaiser LaRoche Hydrate Partners, a
            ----
Delaware partnership."

         "'Kaiser Transaction' means Kaiser Transaction Corp., a
            ------------------
Delaware corporation."

1.2  Amendments to Article IX:  Covenants.
     -------------------------------------

     A.   Section 9.2.2(b)(i) of the Credit Agreement is hereby
          -------------------
amended by adding the phrase ", Kaiser Transaction" after the phrase "Texas Sierra" contained therein.

     B.  Section 9.2.4(b) of the Credit Agreement is hereby

          -----------------
amended to read in its entirety as follows:

          "(b) Interest Coverage Ratio. The Company shall not permit the Interest Coverage Ratio (i) for the one Fiscal Quarter period ending March 31, 1996 to be less than 1.1 to 1.0, (ii) for the two Fiscal Quarter period ending June 30, 1996 to be less than 1.2 to 1.0, (iii) for the three Fiscal Quarter period ending September 30, 1996 to be less than 0.5 to 1.0, (iv) for the four Fiscal Quarter period ending December 31, 1996 to be less than 0.3 to 1.0, (v) for the one Fiscal Quarter period ending June 30, 1997 to be less than 0.2 to 1.0, (vi) for the two Fiscal Quarter period ending September 30, 1997 to be less than 0.4 to 1.0,
     (vii) for the three Fiscal Quarter period ending
     December 31, 1997 to be less than 0.6 to 1.0 and (viii) for the four Fiscal Quarter period ending on the last day of each of the Fiscal Quarters set forth below to be less than the correlative ratio indicated:

       Date
       -----

     Ratio
     ------


     First Fiscal Quarter of 1998
     0.80 to 1.0


     Second Fiscal Quarter of 1998
     1.20 to 1.0


     Third Fiscal Quarter of 1998
     1.60 to 1.0


     Fourth Fiscal Quarter of 1998
     1.10 to 1.0


     First Fiscal Quarter of 1999
     0.90 to 1.0


     Second Fiscal Quarter of 1999
     0.75 to 1.0


     Third Fiscal Quarter of 1999
     0.75 to 1.0


     Fourth Fiscal Quarter of 1999
     1.00 to 1.0


     First Fiscal Quarter of 2000
     1.00 to 1.0


     Second Fiscal Quarter of 2000
     1.25 to 1.0


     Third Fiscal Quarter of 2000
     1.25 to 1.0


     Fourth Fiscal Quarter of 2000
     1.50 to 1.0


     First Fiscal Quarter of 2001
     1.50 to 1.0


     Second Fiscal Quarter of 2001
     2.00 to 1.0


     ; provided that for purposes of calculating the Interest
       --------

     Coverage Ratio under this Section 9.2.4(b), (x) EBITDA shall
                              ------------------

     exclude the effect of any non-cash charges, up to an aggregate amount of $50,000,000, in respect of the Micromill project, including (without limitation) any write-down of assets located at the Center for Technology in Pleasanton, California, and at the Micromill facility near Reno, Nevada, and (y) for purposes of calculating Adjusted Capital Expenditures, Capital Expenditures shall exclude the purchase price paid by Kaiser Transaction to acquire the 45% interest in KLHP owned by LaRoche Industries Inc."

     C.   Section 9.2.5 of the Credit Agreement is hereby amended
          -------------
by (i) adding the phrase ", Kaiser Transaction, KLHP" after the phrase "KJBC" contained in clause (f) thereof; (ii) deleting the
                           ----------
word "and" at the end of clause (t) thereof; (iii) deleting the
                         ----------
period at the end of clause (u) thereof and substituting "; and"
                     -----------
therefor; and (iv) adding the following as new clause (v)

                                               -----------
thereof:

               "(v) Investments by the Company in Kaiser
     Transaction in an amount not to exceed, in the aggregate at any one time outstanding, the lesser of (i) the purchase price paid by Kaiser Transaction to acquire the 45% interest in KLHP owned by LaRoche Industries Inc. and (ii) $12,000,000; and Investments by Kaiser Transaction in KLHP in an amount not to exceed, in the aggregate at any one time outstanding, the lesser of (x) the purchase price paid by Kaiser Transaction to acquire the 45% interest in KLHP owned by LaRoche Industries Inc. and (y) $12,000,000."


     D.   Section 9.2.11 of the Credit Agreement is hereby
          --------------
amended by (i) deleting the word "and" at the end of clause (l)
                                                     ----------
thereof; (ii) deleting the period at the end of clause (m)
                                                ----------
thereof and substituting "; and" therefor; and (iii) adding the following as new clause (n) thereof:
                 -----------

               "(n) a sale by the Company of its partnership interests and membership interests in AKW and AKW LLC, respectively, to Accuride Corporation or an affiliate thereof for an aggregate cash purchase price equal to or greater than $60,000,000."
     E.   Section 9.2.13(c) of the Credit Agreement is hereby
          ------------------
amended by adding ", Kaiser Transaction" after the phrase "KFC" in the parenthetical contained therein.

     F.   Section 9.2.18 of the Credit Agreement is hereby
          --------------

amended by amending clause (vi) thereof to read in its entirety
                    ------------
as follows:

     "(vi)     Investments permitted by Sections 9.2.5(f),
     9.2.5(n), 9.2.5(o), 9.2.5(q), 9.2.5(r), 9.2.5(s), 9.2.5(t),
     9.2.5(u), and 9.2.5(v);"

Section 2.     Acknowledgement and Consent.
               ----------------------------

          Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Company herein contained, the Lenders hereby acknowledge and consent to (i) the amendment of the lease entered into by the Company and AKW with respect to a portion of the property owned by the Company located in Erie, Pennsylvania to the extent necessary to (x) change the rental rate for the first five-year renewal of such lease from fair market rental value to $1.00 per year in connection with the sale by the Company of its partnership interests and membership interests in AKW and AKW LLC, respectively, to Accuride Corporation or an affiliate thereof and (y) include under such lease that portion of the improved property located at the Erie, Pennsylvania site that is not currently subject to such lease, and (ii) the execution and delivery of a supplement to the Senior Indenture, a supplement to the New Senior Indenture, a supplement to the Additional New Senior Indentures and a supplement to the Subordinated Indenture in form and substance satisfactory to the Agent in its sole and absolute discretion, for the purpose of adding Kaiser Transaction as a "Subsidiary Guarantor" (under and as defined in the Senior Indenture, New Senior Indenture, Additional New Senior Indentures and Subordinated Indenture).

Section 3.     Supplements to Collateral Documents.
               -------------------------------------

          The parties hereto hereby agree that, as of the Fifteenth Amendment Effective Date, (i) the Subsidiary Security Agreement shall be supplemented as set forth in Exhibit A hereto,
(ii) the Subsidiary Guaranty shall be supplemented as set forth in Exhibit B hereto, and (iii) the Subsidiary Pledge Agreement shall be supplemented as set forth in Exhibit C hereto. The Required Lenders hereby approve the forms of such supplements, and hereby authorize the Agent on their behalf to accept from Kaiser Transaction and to execute and deliver as Agent such supplements in substantially the forms of such Exhibits A, B and C with such changes, additions or deletions as the Agent, in its sole and absolute discretion, may approve.

Section 4.     Conditions to Effectiveness.
               ----------------------------

          This Amendment shall become effective as of December 31, 1998 only when, except as set forth in Sections 4B(10), (11) and (12) below, the following conditions shall have been satisfied and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company and each Lender (the date of satisfaction of such conditions and the giving of such notice being referred to herein as the "Fifteenth Amendment Effective
                                 ------------------------------
Date"):
------

     A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of the Parent
Guarantor, the Company, the Agent and the Required Lenders (or notice of the approval of this Amendment by the Required Lenders satisfactory to the Agent shall have been received by the Agent).

     B.   The Agent shall have received:

              (1) Resolutions of the Board of Directors or of the Executive Committee of the Board of Directors of the Company and the Parent Guarantor approving and authorizing the execution, delivery and performance of this Amendment, and, as to the Company, a Pledge Amendment to the Company Pledge Agreement, dated as of February 23, 1999, with respect to the stock of Kaiser Transaction (the "Pledge Amendment"), certified by their
                         -----------------
respective corporate secretaries or assistant secretaries as being in full force and effect without modification or amendment as of the date of execution hereof by the Company or the Parent Guarantor, as the case may be;

              (2) A signature and incumbency certificate of the officers of the Company and the Parent Guarantor executing this Amendment, and, as to the Company, the Pledge Amendment;

              (3)   Copies of the Supplement to Subsidiary
Security Agreement, dated as of February 23, 1999, by and between
Kaiser Transaction and the Agent (the "Subsidiary Security
                                       -------------------
Supplement") duly executed on behalf of Kaiser Transaction and
----------
the Agent;

              (4)   Copies of the Supplement to Subsidiary
Guaranty, dated as of February 23, 1999, by and between Kaiser Transaction and the Agent (the "Subsidiary Guaranty Supplement")
                                ------------------------------
duly executed on behalf of Kaiser Transaction and the Agent;
              (5) Copies of the Supplement to Subsidiary Pledge Agreement, dated as of February 23, 1999, by and between Kaiser Transaction and the Agent (the "Subsidiary Pledge Supplement")
                                ----------------------------
duly executed on behalf of Kaiser Transaction and the Agent;

              (6)   Certified copies of the Certificate of
Incorporation of Kaiser Transaction;

              (7) Copies of the Bylaws of Kaiser Transaction, certified as of the date of delivery to the Agent by its corporate secretary or an assistant secretary or other authorized representative;

              (8) Resolutions of the Board of Directors of Kaiser Transaction approving and authorizing the execution, delivery and performance of the Subsidiary Security Supplement, the Subsidiary Guaranty Supplement and the Subsidiary Pledge Supplement, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution thereof by Kaiser Transaction;

              (9) A signature and incumbency certificate of the officers of Kaiser Transaction executing the Subsidiary Security
Supplement, the Subsidiary Guaranty Supplement and the Subsidiary
Pledge Supplement;

              (10) Duly executed financing statements (Form UCC-1) naming Kaiser Transaction as the debtor and the Agent as the secured party, or other similar instruments or documents, suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the reasonable opinion of the Agent, desirable to perfect the security interest of the Agent in the Collateral granted pursuant to the Subsidiary Security Agreement to the extent that perfection may be accomplished by filing under the Uniform Commercial Code in any state in the United States or the District of Columbia (which financing statements may be received by the Agent no later than five Business Days after the Fifteenth Amendment Effective Date);

              (11) Stock certificates evidencing 100% of the issued and outstanding shares of capital stock of Kaiser Transaction, accompanied by undated stock powers duly executed in blank (which stock certificates may be received by the Agent no later than five Business Days after the Fifteenth Amendment Effective Date);

              (12) Copies of the Pledge Amendment duly executed on behalf of the Company (which Pledge Amendment may be received by the Agent no later than five Business Days after the Fifteenth
Amendment Effective Date);

              (13) For each Lender, an opinion, addressed to the Agent and each Lender, from Kramer Levin Naftalis & Frankel LLP, in form and substance satisfactory to the Agent; and

              (14) Such other information, approvals, opinions, documents or instruments as the Agent may reasonably request.

Section 5.     Company's Representations and Warranties.
               -----------------------------------------

          In order to induce the Lenders and the Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Parent Guarantor and the Company represent and warrant to each Lender and the Agent that, as of the Fifteenth Amendment Effective Date, after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:
     A.   Authorization of Agreements.  The execution and
          ----------------------------
delivery of this Amendment by the Company and the Parent Guarantor and the performance of the Credit Agreement as amended by this Amendment (the "Amended Agreement") by the Company and
                        ------------------
the Parent Guarantor are within such Obligor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company and the Parent Guarantor, as the case may be.

     B.   No Conflict.  The execution and delivery by the Company
          -----------
and the Parent Guarantor of this Amendment and the performance by the Company and the Parent Guarantor of the Amended Agreement do not:

             (1)    contravene such Obligor's Organic Documents;

              (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures or the Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Obligor or any of its Subsidiaries; or

              (3)   result in, or require the creation or
imposition of, any Lien on any of such Obligor's properties or any of the properties of any Subsidiary of such Obligor, other than pursuant to the Loan Documents.

     C.   Binding Obligation.  This Amendment has been duly
          ------------------
executed and delivered by the Company and the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company and the Parent Guarantor, enforceable against the Company and the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

     D.   Governmental Approval, Regulation, etc.  No
          ----------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery or performance of this Amendment by the Company or the Parent
Guarantor.

     E.   Incorporation of Representations and Warranties from
          -----------------------------------------------------
Credit Agreement.  Each of the statements set forth in
----------------
Section 7.2.1 of the Credit Agreement is true and correct.
-------------

Section 6.     Acknowledgement and Consent.
               ----------------------------

          The Company is a party to the Company Collateral Documents, in each case as amended through the date hereof, pursuant to which the Company has created Liens in favor of the Agent on certain Collateral to secure the Obligations. The Parent Guarantor is a party to the Parent Collateral Documents, in each case as amended through the date hereof, pursuant to which the Parent Guarantor has created Liens in favor of the Agent on certain Collateral and pledged certain Collateral to the Agent to secure the Obligations of the Parent Guarantor. Certain Subsidiaries of the Company are parties to the Subsidiary Guaranty and/or one or more of the Subsidiary Collateral Documents, in each case as amended through the date hereof, pursuant to which such Subsidiaries have (i) guarantied the Obligations and/or (ii) created Liens in favor of the Agent on certain Collateral. The Company, the Parent Guarantor and such Subsidiaries are collectively referred to herein as the "Credit

                                                         -------
Support Parties", and the Company Collateral Documents, the
---------------
Parent Collateral Documents, the Subsidiary Guaranty and the Subsidiary Collateral Documents are collectively referred to herein as the "Credit Support Documents".
               ------------------------

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement as amended by this Amendment and consents to the amendment of the Credit Agreement effected as of the date hereof pursuant to this Amendment.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, the payment and performance of all obligations guaranteed or secured thereby, as the case may be.

          Each Credit Support Party (other than the Company and the Parent Guarantor) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 7.     Miscellaneous.
               --------------

     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

               (1)  On and after the Fifteenth Amendment
Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment and the amendments to the other Loan Documents executed as of the date hereof, the Credit Agreement and the other Loan
Documents shall remain in full force and effect and are hereby ratified and confirmed.

     B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A
          ---------------
 CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

     C.   Headings.  The various headings of this Amendment are
          --------
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

     D.   Counterparts.  This Amendment may be executed by the
          ------------
parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     E.   Severability.  Any provision of this Amendment which is
          ------------
prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM CORPORATION        KAISER ALUMINUM &
                                     CHEMICAL CORPORATION
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

BANKAMERICA BUSINESS CREDIT,       BANKAMERICA BUSINESS
  CREDIT, INC.                       INC., as Agent
By:/s/Michael J. Jasaitis          By:/s/Michael J. Jasaitis
Name Printed: Michael J. Jasaitis  Name Printed: Michael J.
                                        Jasaitis
Its: Vice President                Its: Vice President


BANK OF AMERICA NATIONAL TRUST     THE CIT GROUP/BUSINESS
  AND SAVINGS ASSOCIATION            CREDIT, INC.

By:/s/Michael Balor                By:/s/Dan Hughes
Name Printed: Michael Balor        Name Printed: Dan Hughes
Its: Managing Director             Its: Vice President

CONGRESS FINANCIAL CORPORATION     HELLER FINANCIAL, INC.
   (WESTERN)
By:/s/Kristine Metchikian          By:/s/T. Bukowski
Name Printed: Kristine Metchikian  Name Printed: T. Bukowski
Its: Vice President                Its: Sr. Vice President


LA SALLE NATIONAL BANK             TRANSAMERICA BUSINESS

                                     CREDIT CORPORATION

By:/s/Douglas C. Colletti          By:/s/Robert L. Heinz
Name Printed: Douglas C. Colletti  Name Printed: Robert L.
                                             Heinz
Its: First Vice President          Its: Senior Vice
                                        President

ABN AMRO BANK N.V.
San Francisco International Branch

     By:  ABN AMRO North America,
     Inc., as agent
     By:/s/ Jeffrey A. French
     Name Printed: Jeffrey A. French
     Its: Group Vice President
     By:/s/ Michael M. Tolentino
     Name Printed: Michael M. Tolentino
     Its: Vice President

ACKNOWLEDGED AND AGREED TO:
AKRON HOLDING CORPORATION          KAISER ALUMINUM &
                                   CHEMICAL INVESTMENT, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer


KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                                   SERVICES, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer


OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer


KAISER ALUMINA AUSTRALIA           KAISER FINANCE
CORPORATION                          CORPORATION

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer


ALPART JAMAICA INC.                KAISER JAMAICA
                                     CORPORATION

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer


KAISER BAUXITE COMPANY             KAISER EXPORT COMPANY

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer


KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA
                                     MICROMILLS, LLC

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer


KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
 LLC                                 HOLDINGS, LLC

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer


KAISER BELLWOOD CORPORATION

By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell
Its: Treasurer

                            EXHIBIT A

           SUPPLEMENT TO SUBSIDIARY SECURITY AGREEMENT
           -------------------------------------------

     THIS SUPPLEMENT TO SUBSIDIARY SECURITY AGREEMENT (this "Supplement"), dated as of February 23, 1999, is by and between
 ----------
Kaiser Transaction Corp., a Delaware corporation (the "New Kaiser
                                                      ----------
Subsidiary"), and BankAmerica Business Credit, Inc., a Delaware
----------
corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                                       ------
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Fifteenth Amendment (as defined below).

                       W I T N E S S E T H:

     WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum Corporation, a
                  -------
Delaware corporation (the "Parent Guarantor"), the various
                           ----------------
financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and,
                                                    -------
individually, a "Lender"), and the Agent are parties to the
                 ------
Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit Agreement, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement and Assignment, dated as of June 25, 1997, the Eleventh Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, the Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, and the Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998 (the "Credit
                                               ------
Agreement"); and
---------

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a
Fifteenth Amendment to Credit Agreement (the "Fifteenth
                                              ----------
Amendment"); and
---------

          WHEREAS, the New Kaiser Subsidiary is required as a
condition to the effectiveness of the Fifteenth Amendment to
                                      ---------
execute this Supplement; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Supplement by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Addition of New Kaiser Subsidiary.
                      ---------------------------------
          On and after the Fifteenth Amendment Effective Date (as
                          ----------
defined in the Fifteenth Amendment), the New Kaiser Subsidiary
               ---------
shall be a party to the Subsidiary Security Agreement and the terms "Kaiser Subsidiary" and "Kaiser Subsidiaries" (as used in the Subsidiary Security Agreement) shall include and also be a reference to the New Kaiser Subsidiary. Schedules I through VI of the Subsidiary Security Agreement are hereby supplemented to include the information set forth on Schedules I through VI hereto with respect to the New Kaiser Subsidiary.

          Section 2.  Kaiser Subsidiary's Representations and
                      ---------------------------------------
Warranties.
-----------

          In order to induce the Agent to enter into this Supplement and to supplement the Subsidiary Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the New Kaiser Subsidiary represents and warrants as a Kaiser Subsidiary to each Lender and the Agent that, as of the Fifteenth Amendment Effective Date after giving effect to the effectiveness of this Supplement, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and

               ---------------------------

delivery of this Supplement by such Kaiser Subsidiary and the performance of the Subsidiary Security Agreement as supplemented by this Supplement (the "Supplemented Agreement") by such Kaiser
                         ----------------------
Subsidiary are within such Kaiser Subsidiary's corporate powers and have been duly authorized by all necessary corporate action on the part of such Kaiser Subsidiary.

          B.   No Conflict.  The execution and delivery by such
               -----------
Kaiser Subsidiary of this Supplement and the performance by such Kaiser Subsidiary of the Supplemented Agreement do not:

               (1)  contravene such Kaiser Subsidiary's Organic
Documents;

               (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures or the Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Kaiser Subsidiary or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Kaiser Subsidiary's properties, other than pursuant to the Loan Documents.
          C.   Binding Obligation.  This Supplement has been duly
               ------------------
executed and delivered by such Kaiser Subsidiary and this Supplement and the Supplemented Agreement constitute the legal, valid and binding obligations of such Kaiser Subsidiary, enforceable against such Kaiser Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.
          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Supplement by such Kaiser Subsidiary, other than the filing of appropriate financing statements.

          Section 4.  Miscellaneous.
                      --------------

          A.   Applicable Law.  THIS SUPPLEMENT SHALL BE DEEMED
               --------------
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS
RELATING TO CONFLICTS OF LAWS.

          B.   Headings.  The various headings of this Supplement
               ---------
are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.

          C.   Counterparts.  This Supplement may be executed by
               -------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          D.   Severability.  Any provision of this Supplement
               -------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Supplement has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,       KAISER TRANSACTION CORP.
  INC., as Agent

By:/s/Michael J. Jasaitis          By:/s/Karen A. Twitchell
Name:  Michael J. Jasaitis         Name:  Karen A. Twitchell
Its:  Vice President               Its:  Treasurer


ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION          KAISER ALUMINUM & CHEMICAL
                                     INVESTMENT, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer


KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                              SERVICES, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer


OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.

                                        Twitchell
Its: Treasurer                     Its: Treasurer


KAISER ALUMINA AUSTRALIA           KAISER FINANCE CORPORATION
  CORPORATION

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer



KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS, LLC

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
  LLC                               HOLDINGS, LLC
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER BELLWOOD CORPORATION
By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell
Its: Treasurer

        Supplement to the Subsidiary Security Agreement
        -----------------------------------------------
                           Schedule I
         U.S. Trademarks, Trade Names and Service Marks
     As of the Fifteenth Amendment Effective Date, there are no Trademarks registered in the name of the New Kaiser Subsidiary in the United States Patent and Trademark Office.

        Supplement to the Subsidiary Security Agreement
        ------------------------------------------------
                          Schedule II
                          U.S. Patents

     As of the Fifteenth Amendment Effective Date, there are no Patents registered in the name of the New Kaiser Subsidiary in the United States Patent and Trademark Office.

        Supplement to the Subsidiary Security Agreement
        ------------------------------------------------
                          Schedule III
                     Location of Collateral

          The chief place of business and the chief executive office of the New Kaiser Subsidiary as of the Fifteenth Amendment Effective Date is, and for the four-month period immediately preceding such date (or such shorter time as such New Kaiser Subsidiary has been organized) has been, located at 6177 Sunol Boulevard, Pleasanton, California 94566-7769 or 5847 San Felipe, Suite 2600, Houston, Texas 77057-3010.

          As of the Fifteenth Amendment Effective Date, all of the current books and records located in the United States of the New Kaiser Subsidiary, including its records regarding any Accounts and contracts relating to any Accounts and all originals, if any, of Chattel Paper and Documents (including all Documents covering any Goods of such New Kaiser Subsidiary), and all of the New Kaiser Subsidiary's other books and records, contracts, Chattel Paper, Equipment, Documents, Inventory, and other Goods located in the United States (excluding such books and records, Documents, Equipment, contracts, Chattel Paper, Inventory, or other Goods which are in transit or which are otherwise temporarily off such premises in the ordinary course of such New Kaiser Subsidiary's business) are located at:

          6177 SUNOL BOULEVARD
          PLEASANTON, CALIFORNIA  94566-7769
          (ALAMEDA COUNTY)

          5847 SAN FELIPE
          SUITE 2600
          HOUSTON, TEXAS 77057-3010
          (HARRIS COUNTY)

        Supplement to the Subsidiary Security Agreement
        ------------------------------------------------

                          Schedule IV
              Third Party Locations of Collateral

          As of the Fifteenth Amendment Effective Date,
Collateral of the New Kaiser Subsidiary may be located at the following third party locations:

                              None

        Supplement to the Subsidiary Security Agreement
       -------------------------------------------------
                           Schedule V
        Deposit and Cash Equivalent Investment Accounts

     As of the Fifteenth Amendment Effective Date, the New Kaiser
Subsidiary has no deposit accounts or accounts for holding Cash
Equivalent Investments in the United States.

        Supplement to the Subsidiary Security Agreement
        ------------------------------------------------
                          Schedule VI
       List of Trade Names and Fictitious Business Names

     No additional information.

                     List of Filing Offices

          State                    Office
          -----                    ------

          California          Secretary of State
          Texas               Secretary of State

                           EXHIBIT B

               SUPPLEMENT TO SUBSIDIARY GUARANTY
               ----------------------------------

     THIS SUPPLEMENT TO SUBSIDIARY GUARANTY (this "Supplement"),
                                                   -----------
dated as of February 23, 1999, is by and between Kaiser Transaction Corp., a Delaware corporation (the "New Kaiser
                                                ----------
Subsidiary"), and BankAmerica Business Credit, Inc., a Delaware
----------
corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                                       ------
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Fifteenth Amendment (as defined below).

                       W I T N E S S E T H:


          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum
                           -------
Corporation, a Delaware corporation (the "Parent Guarantor"), the
                                         -----------------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 -------                        -------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit Agreement, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement and Assignment, dated as of June 25, 1997, the Eleventh Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, the Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, and the Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998; and

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a
Fifteenth Amendment to Credit Agreement (the "Fifteenth
                                              ----------
Amendment"); and
---------

          WHEREAS, the New Kaiser Subsidiary is required as a condition to the effectiveness of the Fifteenth Amendment to execute this Supplement; and
          WHEREAS, the Required Lenders have consented to the execution and delivery of this Supplement by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Addition of New Kaiser Subsidiary.
                      ----------------------------------

          On and after the Fifteenth Amendment Effective Date (as defined in the Fifteenth Amendment), the New Kaiser Subsidiary shall be party to the Subsidiary Guaranty and the terms
"Guarantor" and "Guarantors" (as used in the Subsidiary Guaranty) shall include and also be a reference to the New Kaiser
Subsidiary.

          Section 2.  Guarantors' Representations and Warranties.
                      ------------------------------------------

          In order to induce the Agent to enter into this Supplement and to supplement the Subsidiary Guaranty in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the New Kaiser Subsidiary represents and warrants as a Guarantor to each Lender and the Agent that, as of the Fifteenth Amendment Effective Date after giving effect to the effectiveness of this Supplement, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ----------------------------
delivery of this Supplement by such Guarantor and the performance of the Subsidiary Guaranty as supplemented by this Supplement (the "Supplemented Agreement") by such Guarantor are within such
      ----------------------
Guarantor's corporate powers and have been duly authorized by all necessary corporate action on the part of such Guarantor.

          B.   No Conflict.  The execution and delivery by such
               -----------
Guarantor of this Supplement and the performance by such Guarantor of the Supplemented Agreement do not:

               (1)  contravene such Guarantor's Organic
Documents;

               (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures or the Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Guarantor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Guarantor's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Supplement has been duly
               -------------------
executed and delivered by such Guarantor and this Supplement and the Supplemented Agreement constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Supplement by such Guarantor.

          Section 3.  Miscellaneous.
                      -------------

          A.   Applicable Law.  THIS SUPPLEMENT SHALL BE DEEMED
               --------------
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS
RELATING TO CONFLICTS OF LAWS.

          B.   Headings.  The various headings of this Supplement
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.

          C.   Counterparts.  This Supplement may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          D.   Severability.  Any provision of this Supplement
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Supplement has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,       KAISER TRANSACTION CORP.
  INC., as Agent
By:/s/Michael J. Jasaitis          By:/s/Karen A. Twitchell
Name: Michael J. Jasaitis          Name: Karen A. Twitchell
Its: Vice President                Its: Treasurer

ACKNOWLEDGED AND AGREED TO:
AKRON HOLDING CORPORATION          KAISER ALUMINUM &
                                   CHEMICAL INVESTMENT, INC.
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                                   SERVICES, INC.
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER ALUMINA AUSTRALIA           KAISER FINANCE
 CORPORATION                         CORPORATION
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell

Its: Treasurer                     Its: Treasurer

ALPART JAMAICA INC.                KAISER JAMAICA
                                    CORPORATION
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS,
                                        LLC
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
  LLC                                HOLDINGS, LLC

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER BELLWOOD CORPORATION
By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell
Its: Treasurer

                           EXHIBIT C

           SUPPLEMENT TO SUBSIDIARY PLEDGE AGREEMENT
           ------------------------------------------
          THIS SUPPLEMENT TO SUBSIDIARY PLEDGE AGREEMENT (this "Supplement"), dated as of February 23, 1999, is by and between
 ----------
Kaiser Transaction Corp., a Delaware corporation (the "New Kaiser
                                                      ----------
Subsidiary"), and BankAmerica Business Credit, Inc., a Delaware
----------
corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                                       -----
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Fifteenth Amendment (as defined below).

                      W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum
                           -------
Corporation, a Delaware corporation (the "Parent Guarantor"), the
                                         -----------------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 -------                        -------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit Agreement, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement and Assignment, dated as of June 25, 1997, the Eleventh Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, the Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, and the Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998; and

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a
Fifteenth Amendment to Credit Agreement (the "Fifteenth
                                              ----------
Amendment"); and
----------

          WHEREAS, the New Kaiser Subsidiary is required as a condition to the effectiveness of the Fifteenth Amendment to execute this Supplement; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Supplement by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Addition of New Kaiser Subsidiary.
                      ---------------------------------

          On and after the Fifteenth Amendment Effective Date (as defined in the Fifteenth Amendment), the New Kaiser Subsidiary shall be a party to the Subsidiary Pledge Agreement and the terms "Pledgor" and "Pledgors" (as used in the Subsidiary Pledge Agreement) shall include and also be a reference to the New Kaiser Subsidiary.

          Section 2.  Pledgor's Representations and Warranties.
                      ----------------------------------------

          In order to induce the Agent to enter into this Supplement and to supplement the Subsidiary Pledge Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the New Kaiser Subsidiary represents and warrants as a Pledgor to each Lender and the Agent that, as of the Fifteenth Amendment Effective Date after giving effect to the effectiveness of this Supplement, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Supplement by such Pledgor and the performance of the Subsidiary Pledge Agreement as supplemented by this Supplement (the "Supplemented Agreement") by such Pledgor are
                 -----------------------
within such Pledgor's corporate powers and have been duly authorized by all necessary corporate action on the part of such Pledgor.

          B.   No Conflict.  The execution and delivery by such

               -----------
Pledgor of this Supplement and the performance by such Pledgor of the Supplemented Agreement do not:

               (1)  contravene such Pledgor's Organic Documents;

               (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures or the Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Pledgor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Pledgor's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Supplement has been duly
               ------------------
executed and delivered by such Pledgor and this Supplement and the Supplemented Agreement constitute the legal, valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Supplement by such Pledgor.

          Section 3.  Miscellaneous.

                     ---------------

          A.   Applicable Law.  THIS SUPPLEMENT SHALL BE DEEMED
               ---------------
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS
RELATING TO CONFLICTS OF LAWS.

          B.   Headings.  The various headings of this Supplement
               ---------
are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.

          C.   Counterparts.  This Supplement may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          D.   Severability.  Any provision of this Supplement
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Supplement has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,       KAISER TRANSACTION CORP.
  INC., as Agent

By:/s/Michael J. Jasaitis          By:/s/Karen A. Twitchell
Name:  Michael J. Jasaitis         Name: Karen A. Twitchell
Its: Vice President                Its: Treasurer


ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION          KAISER ALUMINUM &
                                   CHEMICAL INVESTMENT, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                                   SERVICES, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER ALUMINA AUSTRALIA           KAISER FINANCE
CORPORATION                         CORPORATION

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell


Its: Treasurer                     Its: Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS,
                                     LLC

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
  LLC                                   HOLDINGS, LLC

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER BELLWOOD CORPORATION
By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell
Its: Treasurer

                                                 EXECUTION COPY
          SUPPLEMENT TO SUBSIDIARY SECURITY AGREEMENT
         ---------------------------------------------
          THIS SUPPLEMENT TO SUBSIDIARY SECURITY AGREEMENT (this "Supplement"), dated as of February 23, 1999, is by and between
 ----------
Kaiser Transaction Corp., a Delaware corporation (the "New Kaiser
                                                      ----------
Subsidiary"), and BankAmerica Business Credit, Inc., a Delaware
-----------
corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                                       -----
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Fifteenth Amendment (as defined below).

                      W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum
                           -------
Corporation, a Delaware corporation (the "Parent Guarantor"), the
                                         ----------------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 -------                        -------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit Agreement, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement and Assignment, dated as of June 25, 1997, the Eleventh Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, the Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, and the Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998 (the "Credit
                                               ------
Agreement"); and
---------

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a
Fifteenth Amendment to Credit Agreement (the "Fifteenth
                                              ---------
Amendment"); and

 ------------
          WHEREAS, the New Kaiser Subsidiary is required as a
condition to the effectiveness of the Fifteenth Amendment to
                                      ---------
execute this Supplement; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Supplement by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Addition of New Kaiser Subsidiary.
                      ----------------------------------

          On and after the Fifteenth Amendment Effective Date (as
                           ---------
defined in the Fifteenth Amendment), the New Kaiser Subsidiary
               ---------
shall be a party to the Subsidiary Security Agreement and the terms "Kaiser Subsidiary" and "Kaiser Subsidiaries" (as used in the Subsidiary Security Agreement) shall include and also be a reference to the New Kaiser Subsidiary. Schedules I through VI of the Subsidiary Security Agreement are hereby supplemented to include the information set forth on Schedules I through VI hereto with respect to the New Kaiser Subsidiary.

          Section 2.  Kaiser Subsidiary's Representations and
                      ----------------------------------------
Warranties.
-----------

          In order to induce the Agent to enter into this Supplement and to supplement the Subsidiary Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the New Kaiser Subsidiary represents and warrants as a Kaiser Subsidiary to each Lender and the Agent that, as of the Fifteenth Amendment Effective Date after giving effect to the effectiveness of this Supplement, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ----------------------------
delivery of this Supplement by such Kaiser Subsidiary and the performance of the Subsidiary Security Agreement as supplemented by this Supplement (the "Supplemented Agreement") by such Kaiser
                         ----------------------
Subsidiary are within such Kaiser Subsidiary's corporate powers and have been duly authorized by all necessary corporate action on the part of such Kaiser Subsidiary.

          B.   No Conflict.  The execution and delivery by such
               -----------
Kaiser Subsidiary of this Supplement and the performance by such Kaiser Subsidiary of the Supplemented Agreement do not:

               (1)  contravene such Kaiser Subsidiary's Organic
Documents;

               (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures or the Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Kaiser Subsidiary or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Kaiser Subsidiary's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Supplement has been duly
               -------------------
executed and delivered by such Kaiser Subsidiary and this Supplement and the Supplemented Agreement constitute the legal, valid and binding obligations of such Kaiser Subsidiary, enforceable against such Kaiser Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Supplement by such Kaiser Subsidiary, other than the filing of appropriate financing statements.
          Section 4.  Miscellaneous.
                      -------------

          A.   Applicable Law.  THIS SUPPLEMENT SHALL BE DEEMED
               ---------------
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS
RELATING TO CONFLICTS OF LAWS.

          B.   Headings.  The various headings of this Supplement
               ---------
are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.

          C.   Counterparts.  This Supplement may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          D.   Severability.  Any provision of this Supplement
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Supplement has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,       KAISER TRANSACTION CORP.
  INC., as Agent
By:/s/Michael J. Jasaitis          By:/s/Karen A. Twitchell
Name:  Michael J. Jasaitis         Name:  Karen A. Twitchell
Its:  Vice President               Its:  Treasurer

ACKNOWLEDGED AND AGREED TO:
AKRON HOLDING CORPORATION          KAISER ALUMINUM &
                                   CHEMICAL INVESTMENT, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                                   SERVICES, INC.
By:/s/Karen A. Twitchell           By:Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                   INTERNATIONAL, INC.
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER ALUMINA AUSTRALIA           KAISER FINANCE
 CORPORATION                         CORPORATION
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS,
                                        LLC
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
  LLC                                HOLDINGS, LLC
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                        Twitchell
Its: Treasurer                     Its: Treasurer

KAISER BELLWOOD CORPORATION
By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell
Its: Treasurer

        Supplement to the Subsidiary Security Agreement
        ------------------------------------------------
                           Schedule I
         U.S. Trademarks, Trade Names and Service Marks
     As of the Fifteenth Amendment Effective Date, there are no Trademarks registered in the name of the New Kaiser Subsidiary in the United States Patent and Trademark Office.

        Supplement to the Subsidiary Security Agreement
        -----------------------------------------------
                          Schedule II
                          U.S. Patents
     As of the Fifteenth Amendment Effective Date, there are no Patents registered in the name of the New Kaiser Subsidiary in the United States Patent and Trademark Office.

        Supplement to the Subsidiary Security Agreement
        ------------------------------------------------
                          Schedule III
                     Location of Collateral
          The chief place of business and the chief executive office of the New Kaiser Subsidiary as of the Fifteenth Amendment Effective Date is, and for the four-month period immediately preceding such date (or such shorter time as such New Kaiser Subsidiary has been organized) has been, located at 6177 Sunol Boulevard, Pleasanton, California 94566-7769 or 5847 San Felipe, Suite 2600, Houston, Texas 77057-3010.

          As of the Fifteenth Amendment Effective Date, all of the current books and records located in the United States of the New Kaiser Subsidiary, including its records regarding any Accounts and contracts relating to any Accounts and all originals, if any, of Chattel Paper and Documents (including all Documents covering any Goods of such New Kaiser Subsidiary), and all of the New Kaiser Subsidiary's other books and records, contracts, Chattel Paper, Equipment, Documents, Inventory, and other Goods located in the United States (excluding such books and records, Documents, Equipment, contracts, Chattel Paper, Inventory, or other Goods which are in transit or which are otherwise temporarily off such premises in the ordinary course of such New Kaiser Subsidiary's business) are located at:

          6177 SUNOL BOULEVARD
          PLEASANTON, CALIFORNIA  94566-7769
          (ALAMEDA COUNTY)

          5847 SAN FELIPE
          SUITE 2600
          HOUSTON, TEXAS 77057-3010
          (HARRIS COUNTY)

        Supplement to the Subsidiary Security Agreement
        ------------------------------------------------

                          Schedule IV

              Third Party Locations of Collateral

          As of the Fifteenth Amendment Effective Date,
Collateral of the New Kaiser Subsidiary may be located at the following third party locations:

                              None

        Supplement to the Subsidiary Security Agreement
        ------------------------------------------------

                           Schedule V

        Deposit and Cash Equivalent Investment Accounts

     As of the Fifteenth Amendment Effective Date, the New Kaiser
Subsidiary has no deposit accounts or accounts for holding Cash
Equivalent Investments in the United States.

        Supplement to the Subsidiary Security Agreement
        ------------------------------------------------

                          Schedule VI

       List of Trade Names and Fictitious Business Names
     No additional information.

                     List of Filing Offices

               State                         Office

          California                    Secretary of State
          Texas                         Secretary of State

                                                 EXECUTION COPY
               SUPPLEMENT TO SUBSIDIARY GUARANTY
          THIS SUPPLEMENT TO SUBSIDIARY GUARANTY (this
"Supplement"), dated as of February 23, 1999, is by and between Kaiser Transaction Corp., a Delaware corporation (the "New Kaiser Subsidiary"), and BankAmerica Business Credit, Inc., a Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Fifteenth Amendment (as defined below).

                      W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum Corporation, a Delaware corporation (the "Parent Guarantor"), the various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit Agreement, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement and Assignment, dated as of June 25, 1997, the Eleventh Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, the Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, and the Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998; and
          WHEREAS, as of the date hereof the Company, the Parent Guarantor, the Lenders and the Agent are entering into a Fifteenth Amendment to Credit Agreement (the "Fifteenth Amendment"); and

          WHEREAS, the New Kaiser Subsidiary is required as a condition to the effectiveness of the Fifteenth Amendment to execute this Supplement; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Supplement by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Addition of New Kaiser Subsidiary.

          On and after the Fifteenth Amendment Effective Date (as defined in the Fifteenth Amendment), the New Kaiser Subsidiary shall be party to the Subsidiary Guaranty and the terms
"Guarantor" and "Guarantors" (as used in the Subsidiary Guaranty) shall include and also be a reference to the New Kaiser
Subsidiary.

          Section 2.  Guarantors' Representations and Warranties.

          In order to induce the Agent to enter into this Supplement and to supplement the Subsidiary Guaranty in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the New Kaiser Subsidiary represents and warrants as a Guarantor to each Lender and the Agent that, as of the Fifteenth Amendment Effective Date after giving effect to the effectiveness of this Supplement, the following statements are true and correct in all material respects:
          A. Authorization of Agreements. The execution and delivery of this Supplement by such Guarantor and the performance of the Subsidiary Guaranty as supplemented by this Supplement (the "Supplemented Agreement") by such Guarantor are within such Guarantor's corporate powers and have been duly authorized by all necessary corporate action on the part of such Guarantor.

          B. No Conflict. The execution and delivery by such Guarantor of this Supplement and the performance by such Guarantor of the Supplemented Agreement do not:

               (1)  contravene such Guarantor's Organic
Documents;

               (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures or the Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Guarantor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Guarantor's properties, other than pursuant to the Loan Documents.

          C. Binding Obligation. This Supplement has been duly executed and delivered by such Guarantor and this Supplement and the Supplemented Agreement constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D. Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Supplement by such Guarantor.

          Section 3.  Miscellaneous.

          A.   Applicable Law.  THIS SUPPLEMENT SHALL BE DEEMED
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS
RELATING TO CONFLICTS OF LAWS.

          B. Headings. The various headings of this Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.

          C. Counterparts. This Supplement may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          D. Severability. Any provision of this Supplement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Supplement has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,       KAISER TRANSACTION CORP.
  INC., as Agent

By:/s/Michael J. Jasaitis          By:/s/Karen A. Twitchell
Name: Michael J. Jasaitis          Name: Karen A. Twitchell
Its: Vice President                Its: Treasurer

ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION          KAISER ALUMINUM &
                                    CHEMICAL INVESTMENT,
                                    INC.
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                                   SERVICES, INC.
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer
OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

KAISER ALUMINA AUSTRALIA           KAISER FINANCE
 CORPORATION                         CORPORATION
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

ALPART JAMAICA INC.                KAISER JAMAICA
                                    CORPORATION

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA
                                    MICROMILLS, LLC

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
  LLC                                     HOLDINGS, LLC

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

KAISER BELLWOOD CORPORATION
By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell
Its: Treasurer

                                                 EXECUTION COPY

           SUPPLEMENT TO SUBSIDIARY PLEDGE AGREEMENT

          THIS SUPPLEMENT TO SUBSIDIARY PLEDGE AGREEMENT (this "Supplement"), dated as of February 23, 1999, is by and between Kaiser Transaction Corp., a Delaware corporation (the "New Kaiser Subsidiary"), and BankAmerica Business Credit, Inc., a Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Fifteenth Amendment (as defined below).

                      W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum Corporation, a Delaware corporation (the "Parent Guarantor"), the various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth Amendment to Credit Agreement, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement and Assignment, dated as of June 25, 1997, the Eleventh Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, the Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, and the Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998; and

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Fifteenth Amendment to Credit Agreement (the "Fifteenth
Amendment"); and

          WHEREAS, the New Kaiser Subsidiary is required as a condition to the effectiveness of the Fifteenth Amendment to execute this Supplement; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Supplement by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Addition of New Kaiser Subsidiary.

          On and after the Fifteenth Amendment Effective Date (as defined in the Fifteenth Amendment), the New Kaiser Subsidiary shall be a party to the Subsidiary Pledge Agreement and the terms "Pledgor" and "Pledgors" (as used in the Subsidiary Pledge Agreement) shall include and also be a reference to the New Kaiser Subsidiary.

          Section 2.  Pledgor's Representations and Warranties.

          In order to induce the Agent to enter into this Supplement and to supplement the Subsidiary Pledge Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the New Kaiser Subsidiary represents and warrants as a Pledgor to each Lender and the Agent that, as of the Fifteenth Amendment Effective Date after giving effect to the effectiveness of this Supplement, the following statements are true and correct in all material respects:

          A. Authorization of Agreements. The execution and delivery of this Supplement by such Pledgor and the performance of the Subsidiary Pledge Agreement as supplemented by this Supplement (the "Supplemented Agreement") by such Pledgor are within such Pledgor's corporate powers and have been duly authorized by all necessary corporate action on the part of such Pledgor.

          B. No Conflict. The execution and delivery by such Pledgor of this Supplement and the performance by such Pledgor of the Supplemented Agreement do not:

               (1)  contravene such Pledgor's Organic Documents;

               (2) contravene the Senior Indenture, the New Senior Indenture, the Additional New Senior Indentures or the Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Pledgor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Pledgor's properties, other than pursuant to the Loan Documents.

          C. Binding Obligation. This Supplement has been duly executed and delivered by such Pledgor and this Supplement and the Supplemented Agreement constitute the legal, valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.
          D. Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Supplement by such Pledgor.

          Section 3.  Miscellaneous.

          A.   Applicable Law.  THIS SUPPLEMENT SHALL BE DEEMED
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS
RELATING TO CONFLICTS OF LAWS.

          B. Headings. The various headings of this Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or any provision hereof.

          C. Counterparts. This Supplement may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          D. Severability. Any provision of this Supplement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Supplement has been duly
executed and delivered as of the day and year first above
written.
BANKAMERICA BUSINESS CREDIT,       KAISER TRANSACTION CORP.
  INC., as Agent
By:/s/ Michael J. Jasaitis         By:/s/Karen A. Twitchell
Name:  Michael J. Jasaitis         Name: Karen A. Twitchell
Its: Vice President                Its: Treasurer

ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION          KAISER ALUMINUM &
                                   CHEMICAL INVESTMENT,
                                    INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                                   SERVICES, INC.
By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

KAISER ALUMINA AUSTRALIA           KAISER FINANCE
 CORPORATION                         CORPORATION

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA
                                    MICROMILLS, LLC

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
  LLC                                HOLDINGS, LLC

By:/s/Karen A. Twitchell           By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell   Name Printed: Karen A.
                                         Twitchell
Its: Treasurer                     Its: Treasurer

KAISER BELLWOOD CORPORATION
By:/s/Karen A. Twitchell
Name Printed: Karen A. Twitchell
Its: Treasurer